UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2005

Silicon Valley Bancshares

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of February 22, 2005, the Board of Directors of Silicon Valley Bancshares (the “Company”) elected Mr. Eric A. Benhamou as a new director.  Accordingly, the Board has fixed the number of authorized directors to twelve (12).

Mr. Benhamou will serve on the Board’s Governance Committee.  Additionally, he was elected to the Board of Directors of Silicon Valley Bank, a wholly-owned subsidiary of the Company (the “Bank”), effective as of February 22, 2005.

A copy of the press release relating to the election of Mr. Benhamou is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of February 23, 2005, announcing the election of Eric Benhamou as a new director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2005	SILICON VALLEY BANCSHARES

	By:	/s/ KENNETH P. WILCOX
Name: Kenneth P. Wilcox
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated as of February 23, 2005, announcing the election of Eric Benhamou as a new director.